UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 23, 2007

CITIZENS FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Kentucky	0-20148	61-1187135
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY  40243
(Address of Principal Executive Offices / Zip Code)

(502) 244-2420
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 3.01	Notice of Delisting

On October 23, 2007, the officers of Citizens Financial Corporation (“Citizens”) authorized the provision of advance notice to Nasdaq, pursuant to Rule 12d-2(c)(2)(ii), of Citizens’ intent to file a Form 25 to initiate the voluntary delisting of Citizens’ common stock from the Nasdaq Capital Markets exchange.

Item 9.01	Exhibits

99.1	Press Release dated October 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL CORPORATION
(Registrant)

Dated: October 23, 2007	By:	/s/ John D. Cornett
John D. Cornett
Executive Vice President and
Chief Operating Officer

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